EXHIBIT 10.9

                                LOCKUP AGREEMENT

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EXHIBIT 10.9

                                LOCKUP AGREEMENT


     THIS LOCKUP AGREEMENT ("Agreement") is made effective as of this ___ day of June, 2011, by and among Alan W. Barksdale and The StoneStreet Group, Inc. (known collectively as "Shareholders") and Red Mountain Resources, Inc. a Florida corporation ("Company").

         WHEREAS, the Shareholders, collectively, hold Eighteen Million (18,000,000) shares of restricted common stock of the Company or securities convertible into or exercisable for common stock of the Company (collectively, "Securities");

         WHEREAS, the Company believes it is in the best interests of its stockholders to establish an orderly trading market for shares of the Company's common stock;

         WHEREAS, the Company desires the Shareholders to refrain from selling Securities held by the Shareholders to encourage orderly trading in shares of the Company's common stock;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. LOCKUP OF SECURITIES. The Shareholders agrees, that without the prior written consent of the Company, that, until the earlier of the first anniversary of the date of this Agreement or a Change in Control, the Shareholders will not make or cause any sale of any Securities listed on Exhibit I hereto which, as of the date of this Agreement, the Shareholders owns either of record or beneficially, and which the Shareholders has the power to control the disposition; provided, however, that the Shareholders may, without the Company's prior written consent, (i) make a gift of Securities without consideration to an organization exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

     Further, the Shareholders agree, that the Securities shall be released in the amounts and the dates set forth in Exhibit I.

     2. CONSIDERATION FOR LOCKUP. The Shareholders, as terms of Mr. Barksdale's employment as an officer of the Company, agrees to the terms of this Agreement.

     3. TRANSFER; SUCCESSOR AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         4. GOVERNING LAW. This Agreement shall, to the fullest extent allowed by law, be construed, interpreted and enforced in accordance with the laws of the State of Texas, without regard to or application of conflict of law rules, and the venue in regard to any disputes arising hereunder shall, to the fullest extent allowed by law, be in the City and County of Dallas, Texas.

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     5.   COUNTERPARTS.   This   Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7. NOTICES.

                  (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given or made upon (i) the Shareholders at such Shareholders' addresses set forth on the signature page hereto; and (ii) the Company at 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, attention President and General Counsel.

                  (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight courier, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                  (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be given in accordance with the terms of this Section 8.

     8. ATTORNEYS' FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled as determined by such court, equity or arbitration proceeding.

     9. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended with the written consent of the Company and the Shareholders.

     10. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     11. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party to this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

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         12. ENTIRE  AGREEMENT.  This  Agreement  and the documents  referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         RED MOUNTAIN RESOURCES, INC.
                                           (A Florida Corporation)


                                         By:  __________________________________
                                                 Name: Lynden B. Rose

                                                  Title: Director

                                         ALAN W. BARKSDALE


                                         -------------------------------------
                                         Alan W. Barksdale, Individually


                                           Address:
                                                       141 Falata Circle

                                                       Little Rock, AR 72223
                                         --------------------------------------



                                         THE STONESTREET GROUP, INC.


                                         -------------------------------------
                                         Alan W. Barksdale, President

                                              Address:

                                                       141 Falata
                                                       Little Rock, AR 72223
                                         ---------------------------------------



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                                    EXHIBIT I


                     SECURITIES SUBJECT TO LOCKUP AGREEMENT


Securities Subject to Lockup:               Eighteen Million (18,000,000) shares
                                            of Red Mountain Resources, Inc.
                                            restricted common stock held by the
                                            Shareholders as follows:


                                                            Number of
                 Holder                                    Shares Held

The StoneStreet Group, Inc.                                 18,000,000


To be released from the Lockup Agreement as follows:

                                              Number of Shares
          Release                                   To Be
           Date                                    Released

       June 21, 2012                              3,000,000
     December 21, 2012                            15,000,000

















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